UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019 (November 15, 2019)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices)

(Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CZR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Caesars Entertainment Corporation (the “Company” or “Caesars”) held a special meeting of stockholders (the “Special Meeting”) on November 15, 2019 at 9:00 a.m. Pacific Time in the Tuscana Chapel at Caesars Palace, One Caesars Palace Drive, Las Vegas, Nevada 89109. At the Special Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the joint proxy statement/prospectus of the Company and Eldorado Resorts, Inc., a Nevada corporation (“Eldorado”): (1) to adopt the Agreement and Plan of Merger, dated as of June 24, 2019 (as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of August 15, 2019, and as it may be further amended from time to time, the “Merger Agreement”), by and among the Company, Eldorado and Colt Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Eldorado (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a direct wholly owned subsidiary of Eldorado; (2) to approve, on an advisory basis, the compensation that will or may become payable to the Company’s named executive officers (as identified in accordance with Securities and Exchange Commission (“SEC”) regulations) (collectively referred to herein as the Company’s “named executive officers”) in connection with the Merger; and (3) to approve one or more adjournments of the Special Meeting, if appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and approve the Merger at the time of the Special Meeting.

As of the close of business on October 4, 2019, the record date for the Special Meeting, there were 679,008,043 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting (which does not include 8,271,660 shares of the Company’s common stock being held in escrow trust to satisfy unsecured claims pursuant to the Third Amended Joint Plan of Reorganization, filed with the U.S. Bankruptcy Court for the Northern District of Illinois in Chicago on January 13, 2017, at Docket No. 6318). A quorum of 515,607,728 shares of the Company’s common stock was represented in person or by proxy at the Special Meeting. The Company’s stockholders approved each proposal and the voting results were as follows:

Proposal 1: To adopt the Merger Agreement and approve the Merger.

For	Against	Abstain	Broker Non-Votes
513,196,228	175,736	2,235,764	N/A

Proposal 2: To approve, on an advisory basis, the compensation that will or may become payable to the Company’s named executive officers in connection with the Merger.

For	Against	Abstain	Broker Non-Votes
494,154,687	7,620,207	13,832,834	N/A

Proposal 3: To approve one or more adjournments of the Special Meeting, if appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and approve the Merger at the time of the Special Meeting.

For	Against	Abstain	Broker Non-Votes
488,871,181	24,323,364	2,413,183	N/A

Adjournment of the Special Meeting was unnecessary because there were sufficient votes to adopt the Merger Agreement and approve the Merger at the time of the Special Meeting.

Consummation of the Merger remains subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement that have not yet been satisfied, including, but not limited to, the receipt of gaming and other regulatory approvals related to the Merger.

Item 8.01	Other Events.

On November 15, 2019, the Company issued a press release announcing that (i) at the Special Meeting, the Company’s stockholders voted to approve, among other things, the proposal to adopt the Merger Agreement and approve the Merger and (ii) at the special meeting of stockholders of Eldorado, Eldorado stockholders voted to approve, among other things, the proposal to approve the issuance of shares of Eldorado common stock in connection with the transactions contemplated by the Merger Agreement. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated as of November 15, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

All statements included or incorporated by reference in this report, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Caesars’ current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by Caesars and Eldorado, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, references to the anticipated benefits of the Merger and the expected closing date of the Merger. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement.

Important risk factors that may cause such a difference in connection with the Merger include, but are not limited to, the following factors: (1) the inability to complete the Merger due to the failure to satisfy other conditions to completion of the Merger, including the receipt of all gaming and other regulatory approvals related to the Merger; (2) uncertainties as to the timing of the completion of the Merger and the ability of each party to complete the Merger; (3) disruption of our current plans and operations; (4) the inability to retain and hire key personnel; (5) competitive responses to the Merger; (6) termination fees and unexpected costs, charges or expenses resulting from the Merger; (7) the outcome of any legal proceedings instituted against us or our directors related to the Merger Agreement; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (9) the inability to obtain, or delays in obtaining, cost savings and synergies from the Merger; (10) delays, challenges and expenses associated with integrating the combined companies’ existing businesses and the indebtedness planned to be incurred in connection with the Merger; and (11) legislative, regulatory and economic developments. These risks, as well as other risks associated with the Merger, are more fully discussed in the joint proxy statement/prospectus.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Caesars’ overall business and financial condition, including those more fully described in Caesars’ filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2018 and its quarterly reports on Form 10-Q for the current fiscal year, and Eldorado’s overall business and financial condition, including those more fully described in Eldorado’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2018 and its quarterly reports on Form 10-Q for the current fiscal year. The forward-looking statements in this report speak only as of the date of this report. Neither Caesars nor Eldorado undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2019	CAESARS ENTERTAINMENT CORPORATION

	By:	/s/ Renee Becker
Renee Becker Vice President & Chief Counsel, Corporate & Securities